EXHIBIT 10.3 - DACHIS TRUSTS IRREVOCABLE PROXY AGREEMENT


                           IRREVOCABLE PROXY AGREEMENT

                  This IRREVOCABLE PROXY AGREEMENT ("Proxy Agreement"), dated as of September 24, 1997, is by and between Viad Corp, a Delaware corporation (the "Parent") and the holder of common stock of Game Financial Corporation, a Minnesota corporation (the "Company"), whose name is set forth on Appendix 1 to this Proxy Agreement (the "Seller").

                                    RECITALS:

                  WHEREAS, the Company and the Parent have determined that their best interests and the best interests of their respective shareholders would be served by combining their businesses and operations and, for such purpose, the Company and the Parent concurrently herewith are entering into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement") providing for the merger (the "Merger") of the Company with a subsidiary of the Parent;

                  WHEREAS, the Seller is the owner of shares of the Company's common stock (the "Company Common Stock") as set forth on Appendix 1 (the "Shares"). As used herein, "Shares" shall also include any shares of Common Stock or any other voting stock of Company acquired by the Seller after the date of this Proxy Agreement;

                  WHEREAS, as a condition to the Parent's willingness to enter into the Merger Agreement, Parent has requested that the Seller agree, and, subject to the terms and conditions set forth in this Proxy Agreement, the Seller hereby agrees, to grant to Parent an irrevocable proxy to vote those Shares on certain matters relating to the Merger, as more fully set forth herein.

                                   AGREEMENT:

                  NOW THEREFORE, in order to induce Parent to enter into the Merger Agreement, and in consideration of the foregoing recitals and the mutual covenants and agreements set forth herein, the parties, intending to be legally bound hereby, agree as follows (capitalized terms used herein without definition having the meanings set forth in the Merger Agreement):

Section 1. Covenants, Representations and Warranties of Seller. Seller covenants, represents and warrants to the Parent that:

                  a. Seller has full power and capacity to execute and deliver this Proxy Agreement.

                  b. This Proxy Agreement has been duly executed and delivered by Seller, and assuming due execution and delivery hereof by Parent, this Proxy Agreement is a valid and binding obligation of Seller, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally or by the principles governing the availability of equitable

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remedies.

                  c. On the date hereof, Seller has, and through the Closing Date Seller will have, full record and beneficial ownership of the Shares listed opposite Seller's name on Appendix 1, free and clear of all liens, encumbrances, security interests, rights, claims or equities of any nature whatsoever (including without limitation any voting rights granted to any third party with respect to such Shares).

                  d. Seller will not grant to any person or entity (other than to Parent) any proxy with respect to voting of the Shares.

                  e. If, for any reason whatsoever, the proxy granted hereby is ineffective, or upon written request by Parent, Seller agrees to vote all of Seller's Shares in favor of the Merger Agreement and the transactions contemplated thereby.

                  f. Neither the execution and delivery of this Proxy Agreement nor the consummation of the transactions contemplated hereby will violate or result in any violation of, or be in conflict with or constitute a default under, or require the consent of any person under any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to Seller. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority is required in connection with the execution and delivery of this Proxy Agreement by Seller or the performance by Seller of its obligations hereunder.

                  g. In connection with the Merger Agreement, Seller will furnish to the Parent information with respect to Seller as may be reasonably requested by Parent and as may be required to comply with Applicable Laws.

                  h. Except as required by Applicable Law, Seller will not, in any capacity, make any public announcement regarding this Proxy Agreement or the Merger without the written consent of Parent.

                  i. Seller will promptly take such steps, if any, as may be required insofar as Seller is concerned with respect to filings under the HSR Act and will promptly furnish such additional materials and information as the Federal Trade Commission ("FTC") or the Antitrust Division of the Department of Justice ("Antitrust Division") may require. Seller will promptly furnish to the Parent copies of all communications to Seller from, or from Seller to, the FTC or the Antitrust Division, or any other governmental agency or authority in respect of this Proxy Agreement or the Merger, and shall promptly advise the Parent of any material oral communications with any such agencies.

                  j. From and after the date of this Proxy Agreement and unless and until this Proxy Agreement is terminated, Seller will not:

                           i. Solicit or initiate, directly or indirectly, any inquiries or acquisition proposals, or participate in any negotiations concerning, or provide any information in connection with, any proposal concerning a merger or other business combination involving the Company, or the acquisition of any equity interest in or a substantial portion of the assets of, the Company, other than the acquisition contemplated by this Proxy Agreement and the Merger Agreement; or

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                           ii. Engage in any course of conduct, execute any
         documents or otherwise act in such manner as to impede or render more difficult the consummation of this Proxy Agreement or the Merger, provided, however, that nothing herein shall limit Seller's rights solely in its capacity as a shareholder of the Company.

                  k. Seller will give prompt written notice to the Parent upon acquisition of knowledge or receipt of notice of any of the following:

                           i. Any written or oral communication from any third party alleging that the consent of such third party is or may be required in connection with any of the transactions contemplated by this Proxy Agreement or the Merger Agreement; and

                           ii. Any written or oral communication from any third party challenging the legality or fairness of any of the transactions contemplated by this Proxy Agreement or the Merger Agreement.

                  l. Seller will fully cooperate with the Parent and the Company to consummate the Merger Agreement and execute and deliver all documents and perform all acts necessary or appropriate to assure the successful completion of such agreement, subject, however, to the satisfaction of the conditions to Parent's obligations set forth in the Merger Agreement.

                  m. Seller acknowledges and agrees that if Seller's proxy is voted in favor of the Merger, Seller will not be eligible to exercise any right as a dissenting Shareholder with respect to the Merger or any related transaction.

Section 2. Irrevocable Proxy.

                  From the date hereof and for one (1) year thereafter, Seller hereby irrevocably appoints the Parent or any nominee of Parent, with full power of substitution, as proxy for Seller, which proxy is coupled with an interest in Seller's Shares, to vote all Shares which Seller is entitled to vote, for and in the name, place and stead of Seller with respect to the Merger, at any annual, special or other meeting of the holders of Common Stock or other voting stock of the Company and at any adjournment thereof or pursuant to any written consent in lieu of a meeting, or otherwise called to vote with respect to the Merger. Parent's termination of the Merger Agreement in accordance with its terms shall operate to terminate the foregoing proxy unless such termination is based upon a breach of such Agreement by the Company.

                  This appointment shall revoke all prior powers of attorney and proxies appointed by Seller at any time with respect to its Shares and no subsequent powers of attorney or proxies will be appointed by Seller, or be effective, with respect thereto during the term of this Agreement.

                  Seller agrees to perform such further acts and execute such further documents and instruments as may reasonably be required to vest in the Parent the power to carry out and give effect to the provisions of this Proxy Agreement.

Section 3. Specific Performance.

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                  Parent hereby advises the Seller that the transactions
contemplated by this Proxy Agreement and the Merger Agreement represent a unique opportunity for the Parent to acquire the business and operations of the Company; and that such acquisition presents a unique opportunity for the Parent to strengthen its financial condition so as to permit the Parent to expand its current operations and possibly to acquire additional businesses, and to improve its future earnings. The Seller recognizes that its failure to carry out the terms of this Proxy Agreement could result in financial injury to Parent which would be substantial, irreparable and not susceptible of measurement. Accordingly, the Seller agrees that Parent shall be entitled to (i) require Seller specifically to perform its respective obligations under this Proxy Agreement and (ii) sue in any court of competent jurisdiction to obtain such specific performance and to enjoin any transaction inconsistent therewith to which Seller may, directly or indirectly, have become or propose to become a party. The Seller further agrees not to contest any of the matters set forth in the first sentence of this Section, in the event of any attempt by Parent to seek any such remedy.

Section 4. Miscellaneous.

                  a. Payment of Expenses. Each party hereto shall pay its own expenses incurred in connection with this Proxy Agreement.

                  b. Amendments; Assignability. This Proxy Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the party or parties sought to be affected. No party to this Proxy Agreement may assign any of its rights or obligations under this Proxy Agreement without the prior written consent of the other parties; provided, however that Parent may assign any of its rights or obligations to any Subsidiary or Affiliate of Parent without such prior written consent. This Proxy Agreement does not create or confer any rights in favor of any third person or entity which is not a party to this Proxy Agreement or the Merger Agreement. Seller, by executing this Proxy Agreement, hereby authorizes Parent to act as its agent with respect to all matters in this Proxy Agreement relating to Seller, including any amendments or waivers to or matters required to be taken in connection with, and receipt of notices under, this Proxy Agreement; provided, however, that Parent shall promptly give notice to Seller of any actions taken or notices received by Parent as Seller's agent hereunder.

                  c. Binding Effect. This Proxy Agreement shall be binding upon, inure to the benefit of and be enforceable by, the Seller, the Parent, the Company and Seller's, the Company's or the Parent's respective heirs, beneficiaries, executors, successors, representatives and permitted assigns, as the case may be. The proxy granted under Section 2 may be exercised by the Parent, notwithstanding Seller's intervening death, dissolution or incompetency.

                  d. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by facsimile, receipt confirmed, or on the next business day when sent by overnight carrier or on the second succeeding business day when sent by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following address (or such other address for such party as shall be specified by like notice):

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                           (i)      If to Parent, to:


                                    Viad Corp
                                    1850 North Central Avenue
                                    Phoenix, Arizona 85077
                                    Attn: Peter Novak, Esq.
                                    Telephone: (602) 207-5913
                                    Fax: (602) 207-5480

                                    with copies to:

                                    Travelers Express Co.
                                    1550 Utica Avenue South
                                    Mail Stop 8060
                                    Minneapolis, Minnesota 55416
                                    Attn: Michael Berry
                                    Telephone: (612) 591-3820
                                    Fax: (612) 591-3870

                                    and to:

                                    Bryan Cave LLP
                                    2800 North Central Avenue
                                    Phoenix, AZ 85004
                                    Attn: Frank M. Placenti, Esq.
                                    Telephone: (612) 280-8451
                                    Fax: (602) 266-5938

                           (ii) If to Seller, at its address set forth on Appendix 1, with a copy to:

                                    Fredrikson & Byron, P.A.
                                    1100 International Centre
                                    900 Second Avenue South
                                    Minneapolis, MN 55402-3397
                                    Attn: Howard G. Stacker, Esq.
                                    Telephone: (612) 347-7000
                                    Fax: (612) 347-7077

                  e. Counterparts. This Proxy Agreement may be executed in two or more counterparts, each of which will be deemed to be an original, but all of which together will constitute one and the same instrument.

                  f. Governing Law; Jurisdiction. This Proxy Agreement shall be governed by and construed in accordance with the internal laws of the State of Arizona applicable to contracts made and to be performed therein. Seller (i) hereby irrevocably submits to the jurisdiction of, and agrees that any suit by it shall be brought only in, the state and federal courts located in the City of Phoenix and State of Arizona for the purpose of any suit, action or other proceeding arising out of or based upon this Proxy Agreement or the transactions contemplated hereby, and (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding

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brought in one of the above-named courts is improper, or that this Proxy
Agreement, or the transactions contemplated hereby, may not be enforced in or by such court. Seller hereby irrevocably consents to the service of process in connection with any legal matters or proceedings pertaining to this Proxy Agreement or the transactions contemplated hereby, by the delivery of copies of such process by registered or certified mail, return receipt requested, to Seller to the address provided in Section 4(d). Nothing contained in this Section shall affect the right of the Parent to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against the Seller in any other jurisdiction. In the event the Seller should commence or maintain any action arising out of or related to this Proxy Agreement in a forum other than the state and federal courts located in the City of Phoenix and State of Arizona, the Parent shall be entitled to request the dismissal of such action, and Seller stipulates that such action shall be dismissed.

                  g. Entire Agreements. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter hereof. There are no restrictions, promises, representations, warranties, covenants, or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  IN WITNESS WHEREOF, this Proxy Agreement has been duly executed and delivered by Parent and the Seller whose names appear below as of the day and year first above written.

                                          VIAD CORP, a Delaware corporation

                                          By:
                                              ----------------------------------
                                                   Name:
                                                   Title:

                                          SELLER:


                                          --------------------------------------
                                          BRUCE DACHIS, AS TRUSTEE FOR THE
                                          MARNIE J. DACHIS IRREVOCABLE TRUST,
                                          DATED AS OF DECEMBER 28, 1993


                                          --------------------------------------
                                          BRUCE DACHIS, AS TRUSTEE FOR THE
                                          LOUIS A. DACHIS IRREVOCABLE TRUST,
                                          DATED AS OF DECEMBER 28, 1993


ACKNOWLEDGED:

GAME FINANCIAL CORPORATION,

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a Minnesota corporation

By:
    ----------------------------------
         Name:
         Title:

STATE OF MINNESOTA                  )
                                    )ss.
County of Hennepin                  )

         The foregoing instrument was acknowledged before me this _____ day of September, 1997, by Bruce Dachis, as Trustee for the Marnie J. Dachis Irrevocable Trust, dated as of December 28, 1993.

                                          --------------------------------------
                                          NOTARY PUBLIC

My Commission Expires:

--------------------------------------




STATE OF MINNESOTA                  )
                                    )ss.
County of Hennepin                  )

         The foregoing instrument was acknowledged before me this _____ day of September, 1997, by Bruce Dachis, as Trustee for the Louis A. Dachis Irrevocable Trust, dated as of December 28, 1993.

                                          --------------------------------------
                                          NOTARY PUBLIC

My Commission Expires:

--------------------------------------

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                                   Appendix 1
                         To Irrevocable Proxy Agreement


Shareholder                             Number of Shares          Address
-----------                             ----------------          -------

Bruce Dachis, as Trustee for the
Marnie J. Dachis Irrevocable Trust,
dated as of December 28, 1993.

Bruce Dachis, as Trustee for the
Louis A. Dachis Irrevocable Trust,
dated as of December 28, 1993